UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014 (August 5, 2014)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On August 5, 2014, HCP, Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated July 24, 2012 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-182824). The Prospectus Supplement relates to the possible issuance of up to 119,687 shares of the Company’s common stock, from time to time, to the holders of units representing non-managing membership interests in HCP DR California II, LLC (the “Units”), in connection with a redemption of the Units.

Pursuant to the terms of the Amended and Restated Limited Liability Company Agreement of HCP DR California II, LLC, dated as of June 1, 2014 (the “LLC Agreement”), the holders of the Units may not exercise their redemption rights until one year after the date of issuance of the Units. Registration of the issuance of shares of the Company’s common stock as provided in the Prospectus Supplement does not necessarily mean that any of the holders of the Units will exercise their redemption rights with respect to the Units or that the Company will elect, in its sole discretion, to issue shares of common stock to satisfy its redemption obligation instead of paying a cash amount.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Ballard Spahr LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K, and an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters, which opinion is attached as Exhibit 8.1 to this Current Report on Form 8-K.

The Company is also filing a copy of the LLC Agreement, which agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits. The following exhibits are being filed herewith:

No.	Description
5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters

10.1

Amended and Restated Limited Liability Company Agreement of HCP DR California II, LLC, dated as of June 1, 2014 (incorporated herein by reference to Exhibit 10.12 to HCP’s Quarterly Report on Form 10-Q (File No. 1-08895), filed August 5, 2014)

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2014

HCP, Inc.

By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

No.	Description
5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters

10.1

Amended and Restated Limited Liability Company Agreement of HCP DR California II, LLC, dated as of June 1, 2014 (incorporated herein by reference to Exhibit 10.12 to HCP’s Quarterly Report on Form 10-Q (File No. 1-08895), filed August 5, 2014)

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)